                     LEASE SUPPLEMENT NO. 1

          LEASE SUPPLEMENT NO. 1 (AEGCO Trust 1) dated as of October 15, 1990, to Lease Agreement (AEGCO Trust 1) dated as of December 1, 1989 (the "Original Lease"), between WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity but solely as Owner Trustee under the Amended and Restated Trust Agreement (AEGCO Trust 1) dated as of December 1, 1989 with Philip Morris Capital Corporation (formerly known as Philip Morris Credit Corporation), a Delaware corporation, as Lessor, and AEP GENERATING COMPANY, an Ohio corporation, as Lessee.

          WHEREAS, the Original Lease was recorded in the Office of the Recorder of Spencer County, Indiana, on the 7th day of December, 1989, as Instrument No. 89-4195 in Book No. 57, Page
No. 436;

          WHEREAS, the Original Lease provides that in the event any of the Pricing Assumptions proves to have been incorrect or any Refunding Notes are issued, then in such cases (a) the percentages for Basic Rent, Stipulated Loss Value and Termination Value set forth, respectively, in Schedules 1, 2 and 3 to the Original Lease shall be adjusted so as to preserve the Owner Participant's Initial Theoretical Return, and (b) the Lessor and the Lessee shall execute a supplement to the Original Lease amending Schedules 1, 2 and 3 thereof to set forth such recalculated percentages for Basic Rent, Stipulated Loss Value and Termination Value, respectively; and

          WHEREAS, Transaction Expenses paid by the Owner Trustee with funds provided by the Owner Participant are other than as set forth in the original Pricing Assumptions, and Refunding Notes were issued on February 8, 1990, and on June 20, 1990, to refund the Initial Series A Notes;

          NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, the Lessor and the Lessee hereby agree as follows:

          1. Capitalized terms used in this Lease Supplement and not defined herein shall have the respective meanings assigned to them in the Original Lease.

          2.  The percentages for Basic Rent set forth in
Schedule 1 hereto, the Stipulated Loss Value percentages set forth in Schedule 2 hereto and the Termination Value percentages set forth in Schedule 3 hereto shall replace any prior Schedules 1, 2 and 3 of the Original Lease, respectively, for all purposes.

          3. This Lease Supplement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          4. THIS LEASE SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK EXCEPT AS TO MATTERS RELATING TO THE CREATION OF LEASEHOLD AND SUBLEASEHOLD ESTATES HEREUNDER AND THE EXERCISE OF RIGHTS AND REMEDIES WITH RESPECT TO SUCH LEASEHOLD AND SUBLEASEHOLD ESTATES, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF INDIANA.

          5. The Owner Participant hereby authorizes and directs the Owner Trustee, pursuant to Section 5.02 of the Trust
Agreement, to execute and deliver this Lease Supplement, perform the terms of the Original Lease, as amended by this Lease
Supplement, and to execute and deliver Amendment No. 1 to Form U-
7D which is in a form approved by the Owner Participant.

          6. This Lease Supplement may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.

          IN WITNESS WHEREOF, the Lessor and Lessee have caused this Lease Supplement to be duly executed as of the date and year set forth in the opening paragraph hereof.


                               Lessor

                               WILMINGTON TRUST COMPANY
                                 not in its individual capacity
                                 but solely as Owner Trustee
[CORPORATE SEAL]


Attest: /s/ James P. Lawler       By:  /s/ Carolyn C. Daniels
Name:   James P. Lawler         Name:  Carolyn C. Daniels
Title:  Financial Serv. Off.   Title:  Financial Services Officer


                               Lessee

                               AEP GENERATING COMPANY
[CORPORATE SEAL]


Attest: /s/ Jeffrey D. Cross      By:  /s/ G. P. Maloney
Name:   Jeffrey D. Cross        Name:  G.P. Maloney
Title:  Asst. Secretary        Title:  Vice President



Consented and agreed to
PHILIP MORRIS CAPITAL CORPORATION


By:     /s/ John J. Mulligan
Name:   John J. Mulligan
Title:  Director Lease Financing





STATE OF DELAWARE   )
COUNTY OF NEW CASTLE) SS.:

        On this, the 30th day of October, 1990, before me, a Notary Public in and for said County and State, personally appeared Carolyn C. Daniels and James P. Lawler, the Financial Services Officers of WILMINGTON TRUST COMPANY, who acknowledged themselves to be duly authorized officers of WILMINGTON TRUST COMPANY, and that, as such officers, being authorized to do so, they executed the foregoing instrument for the purposes therein contained by signing and attesting the name of WILMINGTON TRUST COMPANY.



                              /s/ Patricia A. Wallace
                              Name:  Patricia A. Wallace
                              Notary Public
                              My Commission Expires:  4-20-91
                              Residing in New Castle County




STATE OF OHIO            )
COUNTY OF FRANKLIN       ) SS.:

        On this, the 26th day of October, 1990, before me, a Notary Public in and for said County and State, personally appeared G.P. Maloney and Jeffrey D. Cross, the Vice President and Assistant Secretary of AEP GENERATING COMPANY, who acknowledged themselves to be duly authorized officers of AEP GENERATING COMPANY, and that, as such officers, being authorized to do so, they executed the foregoing instrument for the purposes therein contained by signing and attesting the name of AEP GENERATING COMPANY.


                              /s/ Mary M. Soltesz
                              Name:  MARY M. SOLTESZ
                              Notary Public
                              My Commission Expires: 7-13-94
                              Residing in Franklin County



STATE OF NEW YORK   )
COUNTY OF NEW YORK  ) SS.:

        On this, the 30th day of October, 1990, before me, a Notary Public in and for said County and State, personally appeared John J. Mulligan, the Director Lease Financing of PHILIP MORRIS CAPITAL CORPORATION, who acknowledged himself to be a duly authorized officer of PHILIP MORRIS CAPITAL CORPORATION, and that, as such officer, being authorized to do so, he executed the foregoing instrument for the purposes therein contained by signing the name of PHILIP MORRIS CAPITAL CORPORATION.



                         /s/ Acqullia A. Dobbs
                         Name: Acqullia A. Dobbs
                         Notary Public, State of New York
                         No. 24-4827512
                         Qualified in Kings County
                         Certificate Filed in New York County
                         Commission Expires:  1-31-91
                         Residing in Queens County


        This instrument was prepared by James M. Cotter, 425 Lexington Avenue, New York, New York 10017-3939.



                                                       Schedule 1
                                                           [PMCC]

                     BASIC RENT PERCENTAGES


      Basic Rent Payment Date           Basic Rent Percentage

          December 7, 1990                     4.34768910%
          June 7, 1991                         4.34768910
          December 7, 1991                     4.34768910
          June 7, 1992                         4.34768910
          December 7, 1992                     4.34768910
          June 7, 1993                         4.34768910
          December 7, 1993                     4.34768910
          June 7, 1994                         4.34768910
          December 7, 1994                     4.34768910
          June 7, 1995                         4.34768910
          December 7, 1995                     4.34768910
          June 7, 1996                         4.34768910
          December 7, 1996                     4.34768910
          June 7, 1997                         4.34768910
          December 7, 1997                     4.34768910
          June 7, 1998                         4.34768910
          December 7, 1998                     4.34768910
          June 7, 1999                         4.34768910
          December 7, 1999                     4.34768910
          June 7, 2000                         4.34768910
          December 7, 2000                     4.34768910
          June 7, 2001                         4.34768910
          December 7, 2001                     4.34768910
          June 7, 2002                         4.34768910
          December 7, 2002                     4.34768910
          June 7, 2003                         4.34768910
          December 7, 2003                     4.34768910
          June 7, 2004                         4.34768910
          December 7, 2004                     4.34768910
          June 7, 2005                         4.34768910
          December 7, 2005                     4.34768910
          June 7, 2006                         4.34768910
          December 7, 2006                     4.34768910
          June 7, 2007                         4.34768910
          December 7, 2007                     4.34768910
          June 7, 2008                         4.34768910
          December 7, 2008                     4.34768910
          June 7, 2009                         4.34768910
          December 7, 2009                     4.34768910
          June 7, 2010                         4.34768910
          December 7, 2010                     4.34768910
          June 7, 2011                         4.34768910
          December 7, 2011                     4.34768910
          June 7, 2012                         4.34768910
          December 7, 2012                     4.34768910
          June 7, 2013                         4.34768910
          December 7, 2013                     4.34768910
          June 7, 2014                         4.34768910
          December 7, 2014                     4.34768910
          June 7, 2015                         4.34768910
          December 7, 2015                     4.34768910
          June 7, 2016                         4.34768910
          December 7, 2016                     4.34768910
          June 7, 2017                         4.34768910
          December 7, 2017                     4.34768910
          June 7, 2018                         4.34768910
          December 7, 2018                     4.34768910
          June 7, 2019                         4.34768910
          December 7, 2019                     4.34768910
          June 7, 2020                         4.34768910
          December 7, 2020                     4.34768910
          June 7, 2021                         4.34768910
          December 7, 2021                     4.34768910
          June 7, 2022                         4.34768910
          December 7, 2022                     4.34768910



                                                       Schedule 2
                                                           [PMCC]

                STIPULATED LOSS VALUE PERCENTAGES

                                           Stipulated Loss
      Basic Rent Payment Date              Value Percentage

          December 7, 1990                   103.62303237%
          June 7, 1991                       104.28046135
          December 7, 1991                   104.86919671
          June 7, 1992                       105.39602711
          December 7, 1992                   105.85958009
          June 7, 1993                       106.26632062
          December 7, 1993                   106.61609179
          June 7, 1994                       106.91239198
          December 7, 1994                   107.14769501
          June 7, 1995                       107.31510447
          December 7, 1995                   107.43229145
          June 7, 1996                       107.49707746
          December 7, 1996                   107.50311530
          June 7, 1997                       107.45284386
          December 7, 1997                   107.33991809
          June 7, 1998                       107.16652111
          December 7, 1998                   106.92631574
          June 7, 1999                       106.62120990
          December 7, 1999                   106.24488095
          June 7, 2000                       105.79894081
          December 7, 2000                   105.27708927
          June 7, 2001                       104.68061986
          December 7, 2001                   104.00326400
          June 7, 2002                       103.24597383
          December 7, 2002                   102.40268839
          June 7, 2003                       101.47393430
          December 7, 2003                   100.45355335
          June 7, 2004                        99.38050261
          December 7, 2004                    98.25629838
          June 7, 2005                        97.09847520
          December 7, 2005                    95.91240511
          June 7, 2006                        94.69469428
          December 7, 2006                    93.44828628
          June 7, 2007                        92.16934563
          December 7, 2007                    90.82143655
          June 7, 2008                        89.41502126
          December 7, 2008                    87.96741495
          June 7, 2009                        86.47613449
          December 7, 2009                    84.93623996
          June 7, 2010                        83.34682968
          December 7, 2010                    81.70649781
          June 7, 2011                        80.01446113
          December 7, 2011                    78.26825444
          June 7, 2012                        76.46704679
          December 7, 2012                    74.60821280
          June 7, 2013                        72.69087160
          December 7, 2013                    70.71222835
          June 7, 2014                        68.67135144
          December 7, 2014                    66.56527055
          June 7, 2015                        64.39680855
          December 7, 2015                    62.18141220
          June 7, 2016                        59.90701788
          December 7, 2016                    57.57921332
          June 7, 2017                        55.19116542
          December 7, 2017                    52.74922503
          June 7, 2018                        50.24607276
          December 7, 2018                    47.68891618
          June 7, 2019                        45.06991829
          December 7, 2019                    42.39724789
          June 7, 2020                        39.66246591
          December 7, 2020                    36.87468604
          June 7, 2021                        34.02486926
          December 7, 2021                    31.12326980
          June 7, 2022                        28.12677629
          December 7, 2022                    25.00000000



                                                       Schedule 3
                                                           [PMCC]

                  TERMINATION VALUE PERCENTAGES

                                             Termination
      Basic Rent Payment Date              Value Percentage

          December 7, 1990                   103.62303237%
          June 7, 1991                       104.28046135
          December 7, 1991                   104.86919671
          June 7, 1992                       105.39602711
          December 7, 1992                   105.85958009
          June 7, 1993                       106.26632062
          December 7, 1993                   106.61609179
          June 7, 1994                       106.91239198
          December 7, 1994                   107.14769501
          June 7, 1995                       107.31510447
          December 7, 1995                   107.43229145
          June 7, 1996                       107.49707746
          December 7, 1996                   107.50311530
          June 7, 1997                       107.45284386
          December 7, 1997                   107.33991809
          June 7, 1998                       107.16652111
          December 7, 1998                   106.92631574
          June 7, 1999                       106.62120990
          December 7, 1999                   106.24488095
          June 7, 2000                       105.79894081
          December 7, 2000                   105.27708927
          June 7, 2001                       104.68061986
          December 7, 2001                   104.00326400
          June 7, 2002                       103.24597383
          December 7, 2002                   102.40268839
          June 7, 2003                       101.47393430
          December 7, 2003                   100.45355335
          June 7, 2004                        99.38050261
          December 7, 2004                    98.25629838
          June 7, 2005                        97.09847520
          December 7, 2005                    95.91240511
          June 7, 2006                        94.69469428
          December 7, 2006                    93.44828628
          June 7, 2007                        92.16934563
          December 7, 2007                    90.82143655
          June 7, 2008                        89.41502126
          December 7, 2008                    87.96741495
          June 7, 2009                        86.47613449
          December 7, 2009                    84.93623996
          June 7, 2010                        83.34682968
          December 7, 2010                    81.70649781
          June 7, 2011                        80.01446113
          December 7, 2011                    78.26825444
          June 7, 2012                        76.46704679
          December 7, 2012                    74.60821280
          June 7, 2013                        72.69087160
          December 7, 2013                    70.71222835
          June 7, 2014                        68.67135144
          December 7, 2014                    66.56527055
          June 7, 2015                        64.39680855
          December 7, 2015                    62.18141220
          June 7, 2016                        59.90701788
          December 7, 2016                    57.57921332
          June 7, 2017                        55.19116542
          December 7, 2017                    52.74922503
          June 7, 2018                        50.24607276
          December 7, 2018                    47.68891618
          June 7, 2019                        45.06991829
          December 7, 2019                    42.39724789
          June 7, 2020                        39.66246591
          December 7, 2020                    36.87468604
          June 7, 2021                        34.02486926
          December 7, 2021                    31.12326980
          June 7, 2022                        28.12677629
          December 7, 2022                    25.00000000